EXHIBIT (10)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Supplement to the Statement of Additional Information and to the use of our reports: (1) dated March 28, 2008, with respect to the statutory-basis financial statements and schedules of Transamerica Occidental Life Insurance Company, (2) dated March 28, 2008, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, (3) dated August 5, 2008, with respect to the statutory-basis financial statements and schedules of Life Investors Insurance Company of America, and (4) dated March 21, 2008, with respect to the financial statements of the subaccounts of Transamerica Occidental’s Separate Account Fund B (now known as Separate Account Fund B) included in Post-Effective Amendment No. 34 to the Registration Statement (Form N-4 No. 811-01902) under the Investment Company Act of 1940 and related Supplement to the Statement of Additional Information of Separate Account Fund B.

/s/ Ernst & Young LLP

Des Moines, Iowa

December 15, 2008